Duke University

University of Connecticut

University of Colorado, Boulder

University of Kentucky

EdR®
50 YEARS

University of Minnesota

SUPPLEMENTAL FINANCIAL INFORMATION

Q2• 2014

TABLE OF CONTENTS

Financial Highlights	1
Balance Sheet	2
Operating Results	3
Funds from Operations	4
Community Operating Results	5
Same-Community Expenses by Category	6
Community Statistics	7
Same-Community Statistics	8
Preleasing Summary	9
Same-Community Preleasing by Region and Distance	10
New Supply and Enrollment-EdR Markets	11
Owned Community Projected 2015 New Supply and Demand Information	12
Owned Development Summary	14
Third-Party Development Summary	15
Capital Structure	16
2014 Guidance	17
Community Listing-Owned	18
Investor Relations	19
Definitions	20
Safe Harbor Statement	21

EdR 50 YEARS

Another Banner Year

2013 was a record year for EdR with the opening of 4,054 beds at six universities – the most beds the company had ever opened in one year. In 2014 EdR is on schedule to beat this record when it opens the doors to more than 6,000 beds in 12 buildings at eight universities!

Celebrations are planned this summer for the developments pictured on the front: five buildings on the University of Kentucky campus, 605 West at Duke University, The Lotus at the University of Colorado at Boulder, and The Marshall at the University of Minnesota.

More buildings are opening this summer at West Chester University of Pennsylvania, the University of Connecticut, Shocker Hall on the Wichita State University campus, and Florida International University. We began the year by opening the second phase of an on-campus development at Mansfield University of Pennsylvania.

The evidence is clear: EdR has the financial capacity as well as the people, processes and experience to produce a multitude of collegiate housing communities, each unique to the universities and residents they serve.

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended June 30,						Six months ended June 30,
	2014		2013		$ Chg	% Chg	2014	2013	$ Chg	% Chg

Same-community revenue	$33,860		$33,043		$817	2.5%	$69,936	$68,065	$1,871	2.7%
Total community revenue	46,309		37,335		8,974	24.0%	97,020	76,788	20,232	26.3%
Total revenue	50,040		41,038		9,002	21.9%	104,585	85,709	18,876	22.0%

Same-community net operating income	18,713		18,245		468	2.6%	39,528	38,762	766	2.0%
Total community net operating income	25,334		19,523		5,811	29.8%	53,877	41,257	12,620	30.6%
Total operating income (loss)	(3,651)		3,694		(7,345)	(198.8)%	4,661	10,807	(6,146)	(56.9)%

Net income (loss)	(8,808)		3,832		(12,640)	(329.9)%	3,258	7,141	(3,883)	(54.4)%
Per share - basic & diluted	$(0.08)		$0.03		$(0.11)	(366.7)%	$0.03	$0.06	$(0.03)	(50.0)%

Funds from operations (FFO)	15,284		11,836		3,448	29.1%	32,334	26,445	5,889	22.3%
Per weighted average share/unit (1)	$0.13		$0.10		$0.03	30.0%	$0.28	$0.23	$0.05	21.7%

Core funds from operations (Core FFO)	17,258		14,532		2,726	18.8%	36,621	30,910	5,711	18.5%
Per weighted average share/unit (1)	$0.15		$0.13		$0.02	15.4%	$0.31	$0.27	$0.04	14.8%

BALANCE SHEET DATA:
	6/30/2014		12/31/2013
Debt to gross assets	32.5%		42.8%
Net debt to enterprise value	28.5%		42.5%
Interest coverage ratio (TTM)	4.4	x	4.6	x
Net debt to EBITDA - Adjusted (TTM)	5.6	x	6.3	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

SECOND QUARTER 2014	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	June 30, 2014	December 31, 2013
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,307,519	$1,388,885
Collegiate housing properties - held for sale, net (1)	21,166	—
Assets under development	233,441	116,787
Cash and cash equivalents	11,162	22,073
Restricted cash	14,069	12,253
Other assets	78,690	70,567
Total assets	$1,666,047	$1,610,565

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$361,173	$422,681
Unsecured revolving credit facility	66,000	356,900
Unsecured term loan	187,500	—
Accounts payable and accrued expenses	78,566	67,646
Deferred revenue	19,963	23,498
Total liabilities	713,202	870,725

Commitments and contingencies	—	—

Redeemable noncontrolling interests	9,780	9,871

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 139,437,355 and 114,740,155 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	1,394	1,148
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,027,816	813,540
Accumulated deficit	(85,706)	(88,964)
Accumulated other comprehensive loss	(3,757)	—
Total EdR stockholders' equity	939,747	725,724
Noncontrolling interests	3,318	4,245
Total equity	943,065	729,969

Total liabilities and equity	$1,666,047	$1,610,565

(1) Amount is net of accumulated depreciation of $216,530 and $204,181 as of June 30, 2014 and December 31, 2013, respectively. Of this amount for June 30, 2014, $9,982 relates to collegiate housing properties held for sale.

SECOND QUARTER 2014	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)	Three months ended June 30,			Six months ended June 30,
	2014	2013	$ Change	2014	2013	$ Change
Revenues:
Collegiate housing leasing revenue	$46,309	$37,335	$8,974	$97,020	$76,788	$20,232
Third-party development services	757	759	(2)	1,559	1,150	409
Third-party management services	786	823	(37)	1,804	1,792	12
Operating expense reimbursements	2,188	2,121	67	4,202	5,979	(1,777)
Total revenues	50,040	41,038	9,002	104,585	85,709	18,876
Operating expenses:
Collegiate housing leasing operations	20,975	17,812	3,163	43,143	35,531	7,612
Development and management services	2,282	1,618	664	4,623	3,389	1,234
General and administrative	1,677	1,942	(265)	3,794	3,776	18
Development pursuit, acquisition costs and severance	307	79	228	308	268	40
Depreciation and amortization	14,458	11,562	2,896	28,241	22,161	6,080
Ground lease expense	1,934	2,210	(276)	3,833	3,798	35
Loss on impairment of collegiate housing properties	9,870	—	9,870	11,780	—	11,780
Reimbursable operating expenses	2,188	2,121	67	4,202	5,979	(1,777)
Total operating expenses	53,691	37,344	16,347	99,924	74,902	25,022
Operating income (loss)	(3,651)	3,694	(7,345)	4,661	10,807	(6,146)
Nonoperating expenses:
Interest expense	4,967	3,855	1,112	10,568	7,909	2,659
Amortization of deferred financing costs	514	410	104	1,017	830	187
Interest income	(41)	(124)	83	(111)	(243)	132
Loss on extinguishment of debt	—	—	—	649	—	649
Total nonoperating expenses	5,440	4,141	1,299	12,123	8,496	3,627
Income (loss) before equity in earnings (losses) of unconsolidated entities, income taxes, discontinued operations and gain on sale of collegiate housing communities	(9,091)	(447)	(8,644)	(7,462)	2,311	(9,773)
Equity in earnings (losses) of unconsolidated entities	(112)	(22)	(90)	(134)	(42)	(92)
Income (loss) before income taxes, discontinued operations, and gain on sale of collegiate housing properties	(9,203)	(469)	(8,734)	(7,596)	2,269	(9,865)
Income tax benefit	(357)	—	(357)	(312)	(237)	(75)
Income (loss) from continuing operations	(8,846)	(469)	(8,377)	(7,284)	2,506	(9,790)
Income from discontinued operations	—	4,159	(4,159)	—	4,662	(4,662)
Income (loss) before gain on sale of collegiate housing communities	(8,846)	3,690	(12,536)	(7,284)	7,168	(14,452)
Gain on sale of collegiate housing communities	—	—	—	10,902	—	10,902
Net income (loss)	(8,846)	3,690	(12,536)	3,618	7,168	(3,550)
Less: Net income (loss) attributable to the noncontrolling interests	(38)	(142)	104	360	27	333
Net income (loss) attributable to EdR	$(8,808)	$3,832	$(12,640)	$3,258	$7,141	$(3,883)

Other comprehensive loss:
Loss on cash flow hedging derivatives	(2,394)	—	(2,394)	(3,757)	—	(3,757)
Comprehensive income (loss)	$(11,202)	$3,832	$(15,034)	$(499)	$7,141	$(7,640)

Earnings per share information:
Net income (loss) attributable to EdR common stockholders per share – basic and diluted	$(0.08)	$0.03	$(0.11)	$0.03	$0.06	$(0.03)
Weighted average shares of common stock outstanding – basic	116,657	114,452		115,833	114,045
Weighted average shares of common stock outstanding – diluted	116,657	114,452		116,871	115,083

SECOND QUARTER 2014	3

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)

	Three months ended June 30,			Six months ended June 30,
	2014	2013	$ Change	2014	2013	$ Change
Net income (loss) attributable to EdR	$(8,808)	$3,832	$(12,640)	$3,258	$7,141	$(3,883)

Gain on sale of collegiate housing assets (1)	—	(3,895)	3,895	(10,902)	(3,895)	(7,007)
Impairment losses	9,870	—	9,870	11,780	—	11,780
Real estate related depreciation and amortization	14,299	11,949	2,350	27,921	23,032	4,889
Equity portion of real estate depreciation and amortization on equity investees	50	48	2	99	96	3
Noncontrolling interests	(127)	(98)	(29)	178	71	107
Funds from operations ("FFO")	15,284	11,836	3,448	32,334	26,445	5,889

FFO adjustments:
Loss on extinguishment of debt	—	—	—	649	—	649
Acquisition costs	22	72	(50)	23	299	(276)
Severance costs, net of tax	285	—	285	285	—	285
Straight-line adjustment for ground leases (2)	1,212	1,715	(503)	2,425	2,807	(382)
FFO adjustments:	1,519	1,787	(268)	3,382	3,106	276

FFO on Participating Developments:(3)
Interest on loan to Participating Development	455	455	—	905	905	—
Development fees on Participating Development, net of costs and taxes	—	454	(454)	—	454	(454)
FFO on Participating Developments	455	909	(454)	905	1,359	(454)

Core funds from operations ("Core FFO")	$17,258	$14,532	$2,726	$36,621	$30,910	$5,711

FFO per weighted average share/unit (4)	$0.13	$0.10	$0.03	$0.28	$0.23	$0.05
Core FFO per weighted average share/unit (4)	$0.15	$0.13	$0.02	$0.31	$0.27	$0.04

Weighted average shares/units (4)	117,694	115,489	2,205	116,871	115,083	1,788

(1)  The gain on sale of collegiate housing assets in 2013 is included in discontinued operations and the gain recognized in 2014 is included as gain on sale of collegiate housing communities on the Condensed Consolidated Statements of Comprehensive Income.

(2)  Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3)  FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for interest income is based on terms of the loan.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

SECOND QUARTER 2014	4

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three months ended June 30,				Six months ended June 30,
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Revenues
Same-communities	$33,860	$33,043	$817	2.5%	$69,936	$68,065	$1,871	2.7%
New-communities (1)	11,116	1,310	9,806	NM	22,887	2,829	20,058	NM
Other-communities (3)	1,333	2,982	(1,649)	NM	4,197	5,894	(1,697)	NM
Total revenues	46,309	37,335	8,974	24.0%	97,020	76,788	20,232	26.3%

Operating expenses (2)
Same-communities	15,147	14,798	349	2.4%	30,408	29,303	1,105	3.8%
New-communities (1)	5,008	1,351	3,657	NM	10,224	2,831	7,393	NM
Other-communities (3)	820	1,663	(843)	NM	2,511	3,397	(886)	NM
Total operating expenses	20,975	17,812	3,163	17.8%	43,143	35,531	7,612	21.4%

Net operating income
Same-communities	18,713	18,245	468	2.6%	39,528	38,762	766	2.0%
New-communities (1)	6,108	(41)	6,149	NM	12,663	(2)	12,665	NM
Other-communities (3)	513	1,319	(806)	NM	1,686	2,497	(811)	NM
Total net operating income	$25,334	$19,523	$5,811	29.8%	$53,877	$41,257	$12,620	30.6%

(1) See page 18 of this supplement for a listing of which communities are categorized as same-communities and which are new-communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

(3) Effective January 1, 2014, the Trust adopted the new accounting guidance relating to the reporting of discontinued operations. It is anticipated that the Trust's one-off property dispositions will no longer qualify as discontinued operations. This category represents the operating results of communities sold prior to their disposition and the operating results of communities held for sale as of June 30, 2014.

SECOND QUARTER 2014	5

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data)
	Three months ended June 30, 2014			Three months ended June 30, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	$ Change	% Change
Utilities (1)	$4,412	$219	29%	$4,360	$216	$52	1.2%
On-Site Payroll	2,759	137	18%	2,604	129	155	6.0%
General & Administrative (2)	2,526	125	17%	2,532	126	(6)	(0.2)%
Maintenance & Repairs (3)	1,101	55	7%	1,134	56	(33)	(2.9)%
Marketing	709	35	5%	792	39	(83)	(10.5)%
Total Direct Operating Expenses	$11,507	$571	76%	$11,422	$566	$85	0.7%

Real Estate Taxes	3,190	158	21%	2,899	144	291	10.0%
Insurance	450	22	3%	477	24	(27)	(5.7)%
Total Fixed Operating Expenses	$3,640	$180	24%	$3,376	$168	$264	7.8%
Total Property Operating Expenses	$15,147	$751	100%	$14,798	$734	$349	2.4%

	Six months ended June 30, 2014			Six months ended June 30, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	$ Change	% Change
Utilities (1)	$9,125	$452	30%	$8,754	434	$371	4.2%
On-Site Payroll	5,509	273	18%	5,312	263	197	3.7%
General & Administrative (2)	5,026	249	17%	5,007	248	19	0.4%
Maintenance & Repairs (3)	2,006	99	7%	2,078	103	(72)	(3.5)%
Marketing	1,588	79	5%	1,639	81	(51)	(3.1)%
Total Direct Operating Expenses	$23,254	$1,152	76%	$22,790	$1,129	$464	2.0%

Real Estate Taxes	6,253	310	21%	5,555	275	698	12.6%
Insurance	901	45	3%	958	48	(57)	(5.9)%
Total Fixed Operating Expenses	$7,154	$355	24%	$6,513	$323	$641	9.8%
Total Property Operating Expenses	$30,408	$1,507	100%	$29,303	$1,452	$1,105	3.8%

Same-community beds	20,167

(1) Represents gross costs before recoveries and includes student amenities such as internet.
(2) Includes property-level general and administrative cost, dining and retail costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

SECOND QUARTER 2014	6

COMMUNITY STATISTICS

	Three months ended June 30,				Six months ended June 30,
	2014	2013	Change		2014	2013	Change

Occupancy
Physical	87.6%	87.3%	30	bps	90.3%	89.5%	80	bps
Economic	85.6%	84.6%	100	bps	88.8%	87.4%	140	bps

NarPAB	$544	$492	10.6%		$563	$509	10.6%
Other income per avail. bed	$43	$40	7.5%		$39	$40	(2.5)%
RevPAB	$587	$532	10.3%		$602	$549	9.7%

Operating expense per bed	$266	$254	4.7%		$268	$254	5.5%

Operating margin	54.7%	52.3%	240	bps	55.5%	53.7%	180	bps

Design Beds	78,906	70,154	12.5%		161,172	139,934	15.2%

NOTE: Operating statistics for the prior year exclude communities classified as discontinued operations. Effective January 1, 2014, the Trust adopted the new accounting guidance relating to the reporting of discontinued operations. It is anticipated that the Trust's one-off property dispositions will no longer quality as discontinued operations.

SECOND QUARTER 2014	7

SAME-COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change

Occupancy
Physical	88.0%	88.2%	(20)	bps	90.6%	90.5%	10	bps
Economic	85.8%	84.8%	100	bps	89.3%	87.8%	150	bps

NarPAB	$521	$509	2.4%		$543	$528	2.8%
Other income per avail. bed	$39	$37	5.4%		$35	$35	—%
RevPAB	$560	$546	2.5%		$578	$563	2.7%

Operating expense per bed	$251	$245	2.4%		$251	$242	3.8%

Operating margin	55.2%	55.2%	—	bps	56.5%	56.9%	(40)	bps

Design Beds (1)	60,501	60,501	—%		121,002	121,002	—%

(1) In June 2013 we converted 64 historically double occupancy rooms at University Towers to single occupancy. This reduced design beds by 64 beds. In August, we reconfigured rooms at the Berk reducing design beds by 2. As these changes did not impact occupied beds they were made to the prior year design beds so that information between periods is comparable.

SECOND QUARTER 2014	8

PRELEASING SUMMARY

				Preleasing at July 21,
	Design Beds	% of NOI	2013 Opening Occupancy	2014	2013	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	3,597	12.5%	81.7%	82.6%	66.3%	16.3%	(0.6)%
Prior Year Occupancy 90% to 94.9% (Tier 2)	5,992	27.3%	92.3%	87.0%	81.9%	5.1%	1.1%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,514	21.6%	96.4%	90.6%	90.6%	—%	2.5%
Subtotal - Tiers 1 - 3	15,103	61.4%	91.3%	87.3%	81.4%	5.9%
Prior Year Occupancy 98% and Above (Tier 4)	7,755	38.6%	99.8%	97.9%	98.8%	(0.9)%	3.1%
Total Same-Communities (1)	22,858	100.0%	94.2%	90.9%	87.3%	3.6%	2.0%
Total New-Communities (1)	6,006			94.7%
Total Communities	28,864			91.7%

Projected Fall Revenue:

Based on current leasing velocity shown above and individual market conditions, we are projecting fall revenue to be up 3% to 4%, including a 1% to 2% increase in occupancy and an approximate 2% growth in net rental rates.

(1) The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the Fall 2014 lease cycle. New-communities include existing new communities listed on page 18 that are not ticked (1) and all more than 50% owned developments delivering in 2014, including the presale at FIU.

SECOND QUARTER 2014	9

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at July 21,
	Design Beds	% of NOI	2013 Opening Occupancy	2014	2013	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	4,724	28.8%	97.2%	96.8%	94.3%	2.5%	1.7%
Midwest	2,636	8.9%	92.2%	83.6%	83.0%	0.6%	2.8%
North	2,547	10.4%	97.0%	95.4%	90.4%	5.0%	2.7%
South Central	4,094	21.7%	97.0%	95.5%	92.9%	2.6%	3.4%
Southeast	6,765	20.6%	94.0%	86.1%	85.3%	0.8%	1.5%
West	2,092	9.6%	81.5%	87.4%	68.7%	18.7%	(0.9)%
Total Same-Communities	22,858	100.0%	94.2%	90.9%	87.3%	3.6%	2.0%

Same-Communities - by Distance from Campus
0-0.2 miles	13,127	66.6%	93.8%	92.3%	87.5%	4.8%	1.8%
0.21-0.49 miles	2,144	8.3%	91.1%	90.2%	82.1%	8.1%	(0.2)%
0.5-0.99 miles	2,006	6.8%	96.1%	92.4%	89.3%	3.1%	3.5%
1.0-1.99 miles	4,466	15.2%	95.5%	85.4%	87.3%	(1.9)%	3.1%
2.0 & > miles	1,115	3.1%	96.2%	95.2%	91.0%	4.2%	1.7%
Total Same-Communities	22,858	100.0%	94.2%	90.9%	87.3%	3.6%	2.0%

(1) See definition of regions on page 20.

SECOND QUARTER 2014	10

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply slowed 9% from 2014 to 2015

EdR Market and Revenue Growth

*Enrollment projection represents the 4-year enrollment CAGR through 2013 for our markets. The mid-point of previously provided fall leasing guidance was used for 2014 revenue growth projections.

SECOND QUARTER 2014	11

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2015 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2015 New Supply %	Variance
West	3,227	10%	12%	1.9%	0.3%	1.6%
Mid Atlantic	6,201	19%	25%	0.8%	2.6%	(1.8)%
North	3,707	11%	10%	0.3%	1.8%	(1.5)%
South Central	9,342	29%	33%	2.0%	2.4%	(0.4)%
Southeast	7,307	23%	15%	1.4%	1.5%	(0.1)%
Midwest	2,636	8%	6%	2.2%	4.3%	(2.1)%
Total	32,420	100%	101%	1.4%	1.8%	(0.4)%

Region (4)	Anticipated 2015 Enrollment Growth (2)	2015 Supply Growth	Variance
West	2,749	637	(2,112)
Mid Atlantic	1,269	4,534	3,265
North	2,031	4,087	2,056
South Central	2,671	4,207	1,536
Southeast	3,208	4,082	874
Midwest	2,053	4,064	2,011
Total	13,981	21,611	7,630

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2014 and 2015 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 and 2015 development deliveries, the planned acquisition of The District on Apache at Arizona State University and the presale at Florida International University (see page 14). NOI is based on current 2014 forecasted net operating income with annualization for 2014 developments and acquisitions and proforma NOI for 2015 developments.

(2) Extrapolated from 2013 enrollment statistics from Nation Center of Education Statistics using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 9 of 28,864 plus 1,610 of beds related to the 2015 deliveries at the University of Kentucky, 390 beds for 2015 delivery at the University of Connecticut, 656 beds for 2015 delivery at the University of Louisville, and 900 beds related to the planned acquisition at Arizona State University in 2014 (see page 14).

(4) See definition of regions on page 20.

SECOND QUARTER 2014	12

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Projected 2015 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	11	28%	8,428	26%	27%
0.1% to 1.0%	5	12%	2,661	8%	7%
1.0% - 3.0%	10	25%	11,249	35%	35%
3.0% - 5.0%	10	25%	7,254	22%	23%
> 5.0%	4	10%	2,828	9%	8%
Total	40	100%	32,420	100%	100%

University Markets with > 5% Increase in 2015 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
University of Louisville	8.4%	2.4%
Saint Louis University	7.3%	1.1%
University of Oklahoma	6.8%	1.1%
University of Mississippi	6.5%	3.3%
		7.9%

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2014 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 and 2015 development deliveries, the planned acquisition of The District on Apache at Arizona State University and the presale at Florida International University (see page 14). NOI is based on current 2014 forecasted net operating income with annualization for 2014 developments and acquisitions and proforma NOI for 2015 developments.

SECOND QUARTER 2014	13

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Colorado - The Lotus	Wholly Owned	195	In progress	Summer 2014	20,830	100%	20,830	—
University of Kentucky - Haggin Hall	ONE Plan (1)	396	In progress	Summer 2014	23,802	100%	23,802	3,835
University of Kentucky - Champions Court I	ONE Plan (1)	740	In progress	Summer 2014	45,924	100%	45,924	2,759
University of Kentucky - Champions Court II	ONE Plan (1)	427	In progress	Summer 2014	23,808	100%	23,808	1,022
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	In progress	Summer 2014	44,491	100%	44,491	4,022
University of Minnesota - The Marshall	Joint Venture (2)	994	In progress	Summer 2014	94,044	50%	47,022	—	(2)
Duke University - 605 West	Joint Venture	384	In progress	Summer 2014	46,133	90%	41,520	4,725
University of Connecticut - The Oaks on the Square Ph III	Wholly Owned	116	In progress	Summer 2014	12,819	100%	12,819	1,584
Total - 2014 Deliveries		4,070			311,851		260,216	17,947

University of Kentucky - Woodland Glen III, IV & V	ONE Plan (1)	1,610	In progress	Summer 2015	101,172	100%	101,172	67,648
University of Georgia - Georgia Heights	Joint Venture (2)	292	In progress	Summer 2015	55,615	50%	27,808	4,665	(2)
University of Connecticut - The Oaks on the Square Ph IV	Wholly Owned	390	In progress	Summer 2015	45,000	100%	45,000	44,771
University of Louisville - The Retreat at Louisville	Joint Venture	656	In Progress	Summer 2015	45,000	75%	33,750	33,750
Total - 2015 Deliveries		2,948			246,787		207,730	150,834

University of Kentucky - Limestone Park I & II	ONE Plan (1)	1,141	In progress	Summer 2016	83,911	100%	83,911	81,272
Total - 2016 Deliveries		1,141			83,911		83,911	81,272
Total Active Projects		8,159			642,549		551,857	250,053

Pre-sale
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Purchase Price
Florida International University - 109 Tower	Presale	542	In progress	Summer 2014	43,500

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(2) These projects are not majority owned. As such, they will not be consolidated and we will recognize our portion of profits through equity in earnings on the income statement. Also as a result, the costs to be funded only represent EdR’s remaining required equity contribution.

SECOND QUARTER 2014	14

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Six Months Ended June 30, 2014 (1)	Remaining Fees to Earn
West Chester University of Pennsylvania Phase II	653	In progress	Summer 2014	56,639	1,499	934	412	153
Wichita State University - Shocker Hall	784	In progress	Summer 2014	60,034	1,902	614	960	328
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	55,104	2,092	—	152	1,940
East Stroudsburg University - Pennsylvania Ph II	488	Spring 2015	Summer 2016	TBD	TBD	—	—	—
Total	2,653			171,777	5,493	1,548	1,524	2,421

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

SECOND QUARTER 2014	15

CAPITAL STRUCTURE

as of June 30, 2014			Principal Outstanding (5)		Weighted Average Interest Rate (5)	Average Term to Maturity (5) (in years)
(dollars in thousands)

Total Debt to Gross Assets
Debt (1)	$612,773	Fixed Rate - Mortgage Debt (1)	$225,097		5.6%	2.8
Gross Assets (2)	1,882,577	Variable Rate - Mortgage Debt	34,000		2.3%	2.0
Debt to Gross Assets	32.5%	Variable Rate - Construction Debt	100,176		2.3%	1.1
		Fixed Rate - 5 Yr. Unsecured Term Loan (5)	65,000		3.0%	4.5
Net Debt to Enterprise Value		Fixed Rate - 7 Yr. Unsecured Term Loan (5)	122,500		4.0%	6.5
Net Debt (1)	$601,611	Variable Rate - Unsecured Revolving Credit Facility	66,000		1.6%	3.5
Market Equity (3)	1,509,974	Debt (1) / Weighted Average	$612,773		3.8%	3.5
Enterprise Value	$2,111,585	Less Cash	11,162
		Net Debt	$601,611
Net Debt to Enterprise Value	28.5%
		Interest Coverage (TTM)	4.4	x
		Net Debt to EBITDA - Adjusted (TTM) (4)	5.6	x
		Variable Rate Debt to Total Debt	32.7%
Debt Maturity Schedule (in millions)

Unsecured Revolving Credit Facility
Unsecured Term Loan
Fixed Rate Mortgage Debt
Variable Rate Mortgage Debt
Variable Rate Construction Loans
$150.0
$100.0
$50.0
$-
$9.5
$100.0
$7.1
$92.9
$125.5
$91.5
$34.0
$46.5
$39.2
$7.3
$66.0
$121.0
$65.0
$56.0
$21.9
$122.5
2014
2015
2016
2017
2018
2019
2020
2021

Weighted Average Interest Rate of Debt Maturing Each Year (5)
	2014	2015	2016	2017	2018	2019	2020	2021
Fixed Rate Mortgage Loans	4.9%	5.0%	5.5%	5.5%	—%	6.0%	5.7%	—%

Total Debt	4.9%	2.5%	4.6%	5.0%	1.6%	4.4%	5.7%	4.0%

(1) Excludes unamortized debt premium of $1.9 million as of June 30, 2014.
(2) Excludes accumulated depreciation of $216.5 million as of June 30, 2014 including $10.0 million related to held for sale assets.
(3)  Market equity includes 139,555,846 shares of the Company's common stock and 1,037,600 Operating Partnership units and is calculated using $10.74 per share, the closing price of the Company's common stock on June 30, 2014.

(4)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that are opened as if such had occurred at the beginning of the 12 month period being presented.

(5) In connection with the term loans, the Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

SECOND QUARTER 2014	16

2014 GUIDANCE

Amounts in thousands, except share and per share data	Year ending December 31, 2014
(Unaudited)	Low End	High End

Net income attributable to EdR	$28,135	$31,999

Gain on sale of collegiate housing assets	(19,078)	(19,078)
Impairment losses	11,780	11,780
Real estate related depreciation and amortization	58,373	58,373
Equity portion of real estate depreciation and amortization on equity investees	198	198
Noncontrolling interests	513	513
FFO	$79,921	$83,785
FFO adjustments:
Loss on extinguishment of debt	649	649
Straight-line adjustment for ground leases (1)	4,835	4,835
Acquisition costs	23	23
Severance costs, net of tax	285	285
FFO adjustments	5,792	5,792

FFO on Participating Developments: (2)
Interest on loan to Participating Development	(5,582)	(5,582)
Development fees on Participating Development, net of costs and tax	(1,560)	(1,560)
FFO on Participating Developments	(7,142)	(7,142)

Core FFO	$78,571	$82,435

FFO per weighted average share/unit (3)	$0.62	$0.65

Core FFO per weighted average share/unit (3)	$0.61	$0.64

Weighted average shares/units (3)	128,805	128,805

(1) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is recognized under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(3) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

SECOND QUARTER 2014	17

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds
Players Club	Florida State University	Jan ’05	336	Irish Row	University of Notre Dame	Nov '11	326
The Commons	Florida State University	Jan ’05	732	GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562
University Towers	North Carolina State University	Jan ’05	889	The Reserve on Stinson	University of Oklahoma	Jan '12	612
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Campus West (ONE Plan)	Syracuse University	Aug '12	313
The Pointe	Pennsylvania State University	Jan ’05	984	East Edge	University of Alabama	Aug '12	774
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Province	East Carolina University	Sept '12	728
The Lofts	University of Central Florida	Jan ’05	730	The District on 5th	University of Arizona	Oct '12	764
The Reserve at Athens	University of Georgia	Jan ’05	612	Campus Village	Michigan State University	Oct '12	355
The Reserve at Columbia	University of Missouri	Jan ’05	676	The Province	Kent State University	Nov '12	596
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	The Suites at Overton Park	Texas Tech University	Dec '12	465
Commons at Knoxville	University of Tennessee	Jan ’05	708	The Centre at Overton Park	Texas Tech University	Dec '12	400
Campus Creek	University of Mississippi	Feb ’05	636
Campus Lodge	University of Florida	Jun ’05	1,115		Total Same-Communities		20,167
Cape Trails	Southeast Missouri State University	Jan ’06	360
Carrollton Crossing	University of West Georgia	Jan ’06	336	The Lotus	University of Colorado, Boulder	Nov '11	40
River Pointe	University of West Georgia	Jan ’06	504	The Oaks on the Square (1)	University of Connecticut	Aug '12, Aug ' 13	503
The Avenue at Southern	Georgia Southern University	Jun ’06	624	3949 (1)	Saint Louis University	Aug '13	256
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	Central Hall I & II (ONE Plan)	University of Kentucky	Aug '13	601
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	2400 Nueces (ONE Plan) (1)	University of Texas at Austin	Aug '13	655
GrandMarc at The Corner	University of Virginia	Oct '10	641	Roosevelt Point (1)	Arizona State University - Downtown Phoenix	Aug '13	609
Wertland Square	University of Virginia	Mar ’11	152	The Retreat at Oxford (1)	University of Mississippi	Aug '13	668
Jefferson Commons	University of Virginia	Mar ’11	82	The Retreat at State College	Pennsylvania State University	Sept '13	587
The Berk	University of California, Berkeley	May ’11	165	The Cottages on Lindberg	Purdue University	Sept '13	745
University Village Towers	University of California, Riverside	Sept '11	554	The Varsity	University of Michigan	Dec '13	415
					Total New-Communities		5,079
					Total Owned-Communities		25,246

(1) The same-community designation for leasing purposes is different than for financial statement purposes. This community is considered same-community for purposes of leasing, as the Company has managed the leasing process for the 2013/2014 lease cycle and is managing the leasing process for the 2014/2015 lease cycle.

SECOND QUARTER 2014	18

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer
J. Drew Koester	Chief Accounting Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293	kford@keybanccm.com
MLV & Co., LLC	Ryan Meliker	(212) 542-5872	rmeliker@mlvco.com
Robert W. Baird & Co., Inc.	Paula Poskon	(571) 203-1677	pposkon@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

SECOND QUARTER 2014	19

DEFINITIONS

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP
U.S. generally accepted accounting principles.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted

Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that are opened as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed

Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions

 Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri, Kansas, Minnesota; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, South Carolina, Alabama, Georgia; West: Arizona, California, Colorado

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Revenue per occupied bed (RevPOB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

SECOND QUARTER 2014	20

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

SECOND QUARTER 2014	21